Exhibit 3.229

CHARTER OF

BURLINGTON COAT FACTORY WAREHOUSE OF HICKORY COMMONS, INC.

DATE FILED: 11/20/96

FILING NO.: 32450554

The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Tennessee, do hereby set forth as follows:

1. The name of the corporation is: BURLINGTON COAT FACTORY OF HICKORY COMMONS, INC.

2. The address of the initial registered and principal office of this corporation in this state is c/o United Corporate Services, Inc., 150 Fourth Avenue North, in the city of Nashville, County of Davidson, State of Tennessee 37219-2424 and the name of the registered agent at said address is United Corporate Services, Inc.

3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Tennessee.

4. The corporation shall be authorized to issue the following shares: 1,000 Common Class, par value $1.00

5. The names and addresses of the incorporators are as follows: Marku Skubicki, 10 Bank Street, White Plains, NY 10606, Maria R. Fischetti, 10 Bank Street, White Plains, NY 10606

6. The corporation is to be for profit.

IN WITNESS WHEREOF, the undersigned hereby execute this document and affirm that the facts set forth herein are true under the penalties of perjury this nineteenth day of November, 1996.

/s/ Mark Skubicki
Mark Skubiki, Incorporator

/s/ Maria R. Fischetti
Maria R. Fischetti, Incorporator

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

FILING DATE: 1/3/97

FILING NO.:

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is Burlington Coat Factory Warehouse of Hickory Commons, Inc.

2. The street address of its current registered office is 150 Fourth Avenue North, Nashville, TN 37219-2424

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Burlington Coat Factory, 5100 Park Avenue, Memphis, TN 38117 (Shelby County)

4. The name of the current registered agent is United Corporate Services, Inc.

5. If the current registered agent is to be changed, the name of the registered agent is James Stafford.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

December 13, 1996

Burlington Coat Factory Warehouse of Hickory Commons, Inc. C.E.O./Pres.

/s/ Monroe G. Milstein
Monroe G. Milstein

CORPORATE ANNUAL REPORT

STATE OF TENNESSEE

SECRETARY OF STATE

SUITE 1800, JAMES K. POLK BUILDING

NASHVILLE, TN. 37243-0306

FILING DATE:

FILING NO.: 33880157

1. Secretary of State Control Number: 0321037; Federal Employer Identification Number: 62-1664387

2a. Name and mailing address of corporation: Burlington Coat Factory Warehouse of Hickory Commons, Inc., 1830 Route 130 No., Attn: Tax Dept, Burlington, NJ 08016

2b. State or county of incorporation: Tennessee

2c. Add or change mailing address: Burlington Coat Factory Warehouse of Hickory Commons, Inc., c/o Tax Dept., 1830 Route 130 N., Burlington, NJ 08016

3a. Principal Address: 1830 Route 130 N. Burlington, NJ 08016

3b. Change of principal address: 6480 Winchester Avenue, Memphis, TN 38119

4a. Name and business address, including zip code, of the President, Secretary and Other Principal Officers.

President: Monroe G. Milstein, 1830 Route 130 North, Burlington, NJ 08016

Secretary: Henrietta Milstein, 1830 Route 130 North, Burlington, NJ 08016

V.P.: Mark Nesci, 1830 Route 130 North, Burlington, NJ 08016

CFO/CAO.: Robert LaPenta, 1830 Route 130 North, Burlington, NJ 08016

4b. Board of Directors (Names, Business Address including zip code).

Monroe G. Milstein, 1830 Route 130 North, Burlington, NJ 08016

Andrew R. Milstein, 1830 Route 130 North, Burlington, NJ 08016

Stephen E. Milstein, 1830 Route 130 North, Burlington, NJ 08016

5a. Name of registered agent as appears on secretary of state records: James Stafford

5b. Registered address as it appears on secretary of state records: 5100 Park Avenue, Memphis, TN 38117

6. Indicate any changes to the registered agent name and/or registered office:

7. This box applies only to nonprofit corporations:

Dated: 9/4/97

/s/ Robert LaPenta C.F.O.

CORPORATION ANNUAL REPORT

STATE OF TENNESSEE

SECRETARY OF STATE

SUITE 1800, JAMES K. POLK BUILDING

NASHVILLE, TN 37243-0306

RECEIVED

STATE OF TENNESSEE

99 OCT -6 PM 1:37

SECRETARY OF STATE

Current fiscal year closing month: 06

Correct month is 05

This report is due on or before 10/01/99

1. Secretary of State control number: 0321037

2a. Name/Address corporation: Burlington Coat Factory Warehouse of Hickory Commons, Inc., c/o Tax Dept., 1830 Route 130 N., Burlington, NJ 08016

2b. State or Country of Incorporation: Tennessee

2c. Add or change mailing address:

2d. 11/20/1996 for profit

3. Principal Address: 6480 Winchester Avenue, Memphis, TN 38119

4. Name and business address, including zip code, of the President, Secretary and other Principal Officers.

President: Monroe G. Milstein, 1830 Route 130 N, Burlington, NJ 08016

VP Secretary: Andrew R. Milstein, 1830 Route 130 N, Burlington, NJ 08016

VP Treas: Stephen E. Milstein, 1830 Route 130 N, Burlington, NJ 08016

C.F.O.: Robert LaPenta, 1830 Route 130 N, Burlington, NJ 08016

4b. Board of Directors (Names, Business Address including zip code).

Monroe G. Milstein, 1830 Route 130 North, Burlington, NJ 08016

Andrew R. Milstein, 1830 Route 130 North, Burlington, NJ 08016

Stephen E. Milstein, 1830 Route 130 North, Burlington, NJ 08016

5a. Name of Registered Agent as Appears on Secretary of State Records: James Stafford

5b. Registered address as appears on Secretary of State Records: 5100 Park Avenue, Memphis, TN 38117

6. Indicate below any changes to registered agent name and/or registered office

A. Change of registered agent: Raymond Huntley

/s/ Robert L. LaPenta, CFC

9/09/99

CORPORATION ANNUAL REPORT

THIS REPORT IS DUE ON OR BEFORE 09/01/03

03 SEP -5 AM 9:55

SECRETARY OF STATE

1. Secretary of State control number: 0321037

2a. Name and mailing address of corporation: Burlington Coat Factory Warehouse Hickory Commons, Inc., c/o Tax Dept., 1830 Route 130 N., Burlington, NJ 08016

2b. State or Country of Incorporation: Tennessee

2c. Add or change mailing address:

2d. 11/20/1996 for profit

3. Principal Address: 6480 Winchester Avenue, Memphis, TN 38119

4. Name and business address, including zip code, of the President, Secretary and other Principal Officers.

President: Monroe G. Milstein, 1830 Route 130 N., Burlington, NJ 08016

Secretary: Paul C. Tang, 1830 Route 130 N., Burlington, NJ 08016

VP: Andrew E. Milstein, 1830 Route 130 N., Burlington, NJ 08016

Treas.: Robert LaPenta, 1830 Route 130 N., Burlington, NJ 08016

5. Board of Directors (Names, Business Address including zip code).

Monroe G. Milstein, 1830 Route 130 N., Burlington, NJ 08016

Andrew R. Milstein, 1830 Route 130 N., Burlington, NJ 08016

Stephen E. Milstein, 1830 Route 130 N., Burlington, NJ 08016

6a. Name of registered agent as appears on secretary of state records: Raymond Huntley

6b. Registered address as appears on secretary of state records: 5100 Park Avenue, Memphis, TN 38117

6c. Indicate below any changes to the registered agent name and/or registered office

(i) Change of registered agent: Mike Billingsley

/s/ Robert L. LaPenta
VP/Treas.
8/29/03

CORPORATION ANNUAL REPORT

RECEIVED

SECRETARY OF STATE

2004 JUL 13 AM 8:09

Current fiscal year closing month: 05

This report is due on before 09/01/04

1. Secretary of State control number: 0321037

2a. Name/Address corporation: Burlington Coat Factory Warehouse Hickory Commons, Inc., c/o Tax Dept., 1830 Route 130 N., Burlington, NJ 08016

2b. State or Country of Incorporation: Tennessee

2c. Add or change mailing address:

2d. 11/20/1996 for profit

3. Principal Address: 6480 Winchester Avenue, Memphis, TN 38119

4. Principal Officers name/address: Monroe G. Milstein, President, 1830 Route 130 N., Burlington, NJ 08016; Paul C. Tang, Secretary, 1830 Route 130 N., Burlington, NJ 08016; Robert L. LaPenta, CFO/CAO, 1830 Route 130 N., Burlington, NJ 08016

5. Board of directors names/address: Monroe G. Milstein, 1830 Route 130 N., Burlington, NJ 08016; Stephen E. Milstein, 1830 Route 130 N., Burlington, NJ 08016; Andrew R. Milstein, 1830 Route 130 N., Burlington, NJ 08016.

6a. Register agent: Mike Billingsley

6b. Registered address: 5100 Park Avenue, Memphis TN 38117

6c. Change of Registered Agent: Doug Snaidy c/o Burlington Coat Factory, 6480 Winchester Avenue, Memphis, TN 38115 (Shelby County)

/s/ Robert L. LaPenta
CAO
7/12/04

CORPORATION ANNUAL REPORT

1. Secretary of State control number: 0321037

2a. Name/Address corporation: Burlington Coat Factory Warehouse Hickory Commons, Inc., c/o Tax Dept., 1830 Route 130 N., Burlington, NJ 08016

2b. State or Country of Incorporation: Tennessee

2c. Add or change mailing address:

2d. 11/20/1996 for profit

3. Principal Address: 6480 Winchester Avenue, Memphis, TN 38119

4. Principal Officers name/address: Monroe G. Milstein, President, 1830 Route 130 N., Burlington, NJ 08016; Paul C. Tang, Secretary, 1830 Route 130 N., Burlington, NJ 08016; Robert L. LaPenta, VP/Treasurer, 1830 Route 130 N., Burlington, NJ 08016

5. Board of directors names/address: Monroe G. Milstein, 1830 Route 130 N., Burlington, NJ 08016; Stephen e. Milstein, 1830 Route 130 N., Burlington, NJ 08016; Andrew R. Milstein, 1830 Route 130 N., Burlington, NJ 08016.

6a. Register agent: Doug Snaidy

6b. Registered address: 6480 Winchester Avenue, Memphis, TN 38115 (Shelby County)

6c. Change of Registered Agent: Mike Billingsley, c/o Burlington Coat Factory, 5100 Park Avenue, Memphis TN 38117, Shelby County

/s/ Robert L. LaPenta
VP/Treasurer
6/8/05